Exhibit 99
DEARBORN BANCORP REPORTS SECOND QUARTER RESULTS
     DEARBORN, Michigan, July 21, 2009 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, today reported a net loss of $9,075,000 or $(1.19) per fully diluted common share for the three months ended June 30, 2009. For the first half of 2009, the Company had a net loss of $15,324,000 or $(2.00) per share. In 2008, the Company recorded a net loss of $4,614,000 or $(0.57) per share in the second quarter and a net loss of $3,398,000 or $(0.49) per share in the first half.
     At the end of June, the Company’s total assets were $989,800,000, representing a decline of 4.7 percent over the preceding 12 months. Total deposits went down 1.3 percent over the previous year and stood at $813,167,000 when the second quarter ended. Total loans were $881,818,000 on June 30, 2009, 6.6 percent less than they had been on the same date in 2008.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “During the second quarter, we recognized declines in the value of collateral securing previously classified loans of approximately $9.8 million. The balances of these loans were written down to reflect the present market value of the collateral. Our provision for loan losses was $13.6 million for the second quarter and our Allowance for Loan Losses now stands at $22.4 million or 2.54% of loans. The carrying value of other real estate owned was written down by $1.5 million and defaulted loan expense including taxes, insurance, maintenance and legal was $926,000 during the quarter. Additionally, we expensed $485,000 for the June 30, 2009 FDIC insurance special assessment.”
     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 18 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.

Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	06/30/09	12/31/08	06/30/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$25,475	$11,671	$12,778
Federal funds sold	1,425	4,455	1,301
Interest bearing deposits with banks	18,454	36,876	147

Total cash and cash equivalents	45,354	53,002	14,226

Mortgage loans held for sale	60	1,834	755
Investment securities, available for sale	4,007	84,148	9,381
Federal Home Loan Bank stock	3,698	3,614	3,540
Loans
Loans	881,818	933,269	944,081
Allowance for loan loss	(22,422)	(14,452)	(16,638)

Net loans	859,396	918,817	927,443

Premises and equipment, net	20,784	21,272	21,630
Real estate owned	17,434	9,657	5,411
Goodwill	0	0	34,028
Other intangible assets	4,195	4,592	10,487
Accrued interest receivable	3,512	3,499	3,757
Other assets	31,360	21,483	7,880

Total assets	$989,800	$1,121,918	$1,038,538

LIABILITIES
Deposits
Non-interest bearing deposits	$83,752	$81,317	$82,798
Interest bearing deposits	729,415	857,078	741,124

Total deposits	813,167	938,395	823,922

Other liabilities
Federal funds purchased	0	0	3,600
Securities sold under agreements to repurchase	2,206	2,461	171
Federal Home Loan Bank advances	73,955	65,019	65,401
Accrued interest payable	1,104	1,695	2,047
Other liabilities	1,491	1,037	1,026
Subordinated debentures	10,000	10,000	10,000

Total liabilities	901,923	1,018,607	906,167

STOCKHOLDERS’ EQUITY
Common stock — 20,000,000 shares authorized, 7,687,470 shares at 06/30/08, 7,696,204 shares at 12/31/08; and 8,055,698 shares at 06/30/08	131,866	131,784	133,048
Accumulated deficit	(43,998)	(28,675)	(688)
Accumulated other comprehensive loss	9	202	11

Total stockholders’ equity	87,877	103,311	132,371

Total liabilities and stockholders’ equity	$989,800	$1,121,918	$1,038,538

The accompanying notes are an integral part of these consolidated statements.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Six Months Ended
(In thousands, except share and per share data)	06/30/09	06/30/08	06/30/09	06/30/08

Interest income
Interest on loans, including fees	$13,286	$14,994	$27,096	$31,168
Interest on securities, available for sale	178	109	434	218
Interest on federal funds	6	21	12	36
Interest on deposits with banks	103	1	197	2

Total interest income	13,573	15,125	27,739	31,424

Interest expense
Interest on deposits	5,458	5,874	11,456	12,902
Interest on other borrowings	473	812	1,019	1,805
Interest on subordinated debentures	105	155	210	380

Total interest expense	6,036	6,841	12,685	15,087

Net interest income	7,537	8,284	15,054	16,337
Provision for loan losses	13,610	8,746	24,337	9,632

Net interest income (loss) after provision for loan losses	(6,073)	(462)	(9,283)	6,705

Non-interest income
Service charges on deposit accounts	375	363	730	743
Fees for other services to customers	37	27	62	66
Gain on the sale of loans	160	51	216	104
Write-down of real estate	(1,506)	(100)	(1,860)	(300)
Loss on the sale of real estate	(32)	(469)	(3)	(704)
Gain on the sale of securities	270	—	465	—
Write-down of other assets	—	—	(100)	—
Other income	125	73	247	147

Total non-interest income (loss)	(571)	(55)	(243)	56

Non-interest expenses
Salaries and employee benefits	3,208	3,284	6,498	6,493
Occupancy and equipment expense	916	950	1,850	1,863
Intangible expense	199	322	397	645
FDIC Assessment	833	174	1,181	348
Advertising and marketing	59	131	129	254
Stationery and supplies	109	171	220	304
Professional services	173	259	364	485
Data processing	238	232	466	457
Defaulted loan expense	926	511	1,687	946
Other operating expenses	442	394	822	871

Total non-interest expenses	7,103	6,428	13,614	12,666

Loss before income tax provision	(13,747)	(6,945)	(23,140)	(5,905)
Income tax provision	(4,672)	(2,331)	(7,816)	(1,967)

Net loss	($9,075)	($4,614)	($15,324)	($3,938)

Per share data:
Net loss — basic	($1.19)	($0.57)	($2.00)	($0.49)
Net loss — diluted	($1.19)	($0.57)	($2.00)	($0.49)

Weighted average number of shares outstanding — basic	7,644,207	8,051,037	7,644,198	8,095,379
Weighted average number of shares outstanding — diluted	7,644,207	8,051,037	7,644,198	8,095,379
The accompanying notes are an integral part of these consolidated statements.

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA
(Dollars, in thousands)

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Troubled debt restructuring	$46,714	$19,506	$17,765	$15,328	$13,145
Loans over 90 days past due and still accruing	0	0	450	3,141	7,319
Non-accrual loans	57,610	55,148	51,708	51,342	36,195

Total non-performing loans	104,324	74,654	69,923	69,811	56,659
Other real estate and other repossessed assets	17,434	14,624	9,657	8,343	5,411

Total non-performing assets	$121,758	$89,278	$79,580	$78,154	$62,070

Net charge-offs (Year to date)	$16,367	$6,547	$10,771	$3,910	$3,611
Allowance for loan losses	22,422	18,632	14,452	16,429	16,638
ASSET QUALITY RATIOS

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Non-accrual loans to total loans	6.53%	6.13%	5.54%	5.47%	3.83%
Non-performing loans to total loans	11.83%	8.29%	7.49%	7.43%	6.00%
Non-performing assets to total assets	12.30%	8.31%	7.09%	7.25%	5.98%
Loans over 90 days past due and still accruing to total loans	0.00%	0.00%	0.05%	0.33%	0.78%
Net charge-offs to average loans	1.80%	0.71%	1.14%	0.41%	0.38%
Allowance for loan losses to non-performing loans	21.49%	24.96%	20.67%	23.53%	29.37%
Allowance for loan losses to non-performing assets	18.42%	20.87%	18.16%	21.02%	26.81%
Allowance for loan losses to total loans	2.54%	2.07%	1.55%	1.75%	1.76%

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA
(Dollars in thousands, except share and per share data)

	Quarter ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

EARNINGS SUMMARY
Net interest income	$7,537	$7,517	$7,544	$8,250	$8,284
Provision for loan loss	$13,610	$10,727	$4,884	$90	$8,746
Total non-interest income	($571)	$328	($1,305)	$319	($55)
Total non-interest expense	$7,103	$6,511	$46,029	$6,312	$6,428
Income taxes (benefit)	($4,672)	($3,144)	($15,267)	$747	($2,331)
Net income (loss)	($9,075)	($6,249)	($29,407)	$1,420	($4,614)
Basic earnings per share	($1.19)	($0.82)	($3.77)	$0.18	($0.57)
Diluted earnings per share	($1.19)	($0.82)	($3.77)	$0.18	($0.57)

MARKET DATA
Book value per share	$11.43	$12.60	$13.42	$16.53	$16.43
Tangible book value per share	$10.59	$12.26	$11.16	$11.07	$11.04
Market value per share	$1.80	$1.82	$1.66	$4.99	$4.86
Average basic common shares	7,644,207	7,644,188	7,796,354	8,044,180	8,051,037
Average diluted common shares	7,644,207	7,644,188	7,796,354	8,082,263	8,051,037
Period end common shares	7,687,470	7,696,204	7,696,204	8,098,557	8,055,698

PERFORMANCE RATIOS
Return on average assets	-3.41%	-2.30%	-10.72%	0.54%	-1.77%
Return on average equity	-37.35%	-24.30%	-87.91%	4.22%	-13.45%
Net interest margin (FTE)	3.01%	2.93%	2.96%	3.41%	3.45%
Efficiency ratio	83.53%	79.69%	572.00%	71.78%	73.06%

ASSET QUALITY
Net charge-offs (YTD)	$16,367	$6,547	$10,771	$3,910	$3,611
Nonperforming loans	$104,324	$74,654	$69,923	$69,811	$56,659
Other real estate	$17,434	$14,624	$9,657	$8,343	$5,411
Nonperforming loans to total loans	11.83%	8.29%	7.49%	7.43%	6.00%
Nonperforming assets to total assets	12.30%	8.31%	7.09%	7.25%	5.98%
Allowance for loan loss to total loans	2.54%	2.07%	1.55%	1.75%	1.76%

CAPITAL & LIQUIDITY
Average equity to average assets	9.13%	9.49%	12.20%	12.85%	13.16%
Tier 1 capital to risk weighted assets	7.32%	9.51%	9.11%	10.23%	10.21%
Total capital to risk weighted assets	8.59%	10.76%	10.37%	11.48%	11.46%
Loan to deposit ratio	108.44%	99.17%	99.45%	109.36%	114.58%
Loan to funding ratio	98.05%	92.33%	91.87%	99.77%	104.54%

END OF PERIOD BALANCES
Total portfolio loans	$881,818	$900,055	$933,269	$939,109	$944,081
Earning assets	$909,462	$1,012,149	$1,064,196	$992,951	$959,205
Total assets	$989,800	$1,073,744	$1,121,918	$1,077,979	$1,038,538
Deposits	$813,167	$907,579	$938,395	$858,751	$823,922
Total shareholders’equity	$87,877	$96,964	$103,311	$133,840	$132,371

AVERAGE BALANCES
Total portfolio loans	$897,978	$919,705	$940,195	$944,262	$947,892
Earning assets	$1,004,914	$1,039,618	$1,010,304	$961,935	$966,437
Total assets	$1,066,951	$1,099,573	$1,091,120	$1,042,152	$1,048,423
Deposits	$898,387	$920,113	$876,569	$822,424	$807,347
Total shareholders’equity	$97,454	$104,298	$133,081	$133,949	$138,002

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08
ASSETS
Cash and cash equivalents
Cash and due from banks	$25,475	$11,881	$11,671	$15,719	$12,778
Federal funds sold	1,425	6,841	4,455	14,281	1,301
Interest bearing deposits with banks	18,454	53,262	36,876	33,146	147

Total cash and cash equivalents	45,354	71,984	53,002	63,146	14,226

Mortgage loans held for sale	60	3,009	1,834	281	755
Securities, available for sale	4,007	45,368	84,148	2,520	9,381
Federal Home Loan Bank stock	3,698	3,614	3,614	3,614	3,540
Loans
Loans	881,818	900,055	933,269	939,109	944,081
Allowance for loan loss	(22,422)	(18,632)	(14,452)	(16,429)	(16,638)

Net loans	859,396	881,423	918,817	922,680	927,443

Bank premises and equipment, net	20,784	21,001	21,272	21,491	21,630
Other real estate	17,434	14,624	9,657	8,343	5,411
Goodwill	0	0	0	34,028	34,028
Other intangible assets	4,195	4,394	4,592	10,165	10,487
Accrued interest receivable	3,512	3,920	3,499	3,601	3,757
Other assets	31,360	24,407	21,483	8,110	7,880

Total assets	$989,800	$1,073,744	$1,121,918	$1,077,979	$1,038,538

LIABILITIES
Deposits
Non-interest bearing deposits	$83,752	$80,624	$81,317	$83,555	$82,798
Interest bearing deposits	729,415	826,955	857,078	775,196	741,124

Total deposits	813,167	907,579	938,395	858,751	823,922

Other liabilities
Federal funds purchased	0	0	0	0	3,600
Securities sold under agreements to repurchase	2,206	2,268	2,461	222	171
Federal Home Loan Bank advances	73,955	54,955	65,019	72,283	65,401
Other liabilities	1,104	606	1,037	1,735	1,026
Accrued interest payable	1,491	1,372	1,695	1,148	2,047
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	901,923	976,780	1,018,607	944,139	906,167

Total stockholders’ equity	87,877	96,964	103,311	133,840	132,371

Total liabilities and stockholders’ equity	$989,800	$1,073,744	$1,121,918	$1,077,979	$1,038,538

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

INTEREST INCOME
Interest on loans, including fees	$13,286	$13,810	$14,623	$14,742	$14,994
Interest on other earning assets	287	356	216	121	131

Total interest income	13,573	14,166	14,839	14,863	15,125

INTEREST EXPENSE
Interest on deposits	5,458	5,998	6,440	5,764	5,874
Interest on other liabilities	578	651	855	849	967

Total interest expense	6,036	6,649	7,295	6,613	6,841

Net interest income	7,537	7,517	7,544	8,250	8,284
Provision for loan loss	13,610	10,727	4,884	90	8,746

Net interest income (loss) after provision for loan loss	(6,073)	(3,210)	2,660	8,160	(462)

NON-INTEREST INCOME
Deposit service charges	412	380	431	426	390
Gain on the sale of loans	160	56	0	61	51
Loss on the sale or write-down of real estate	(1,538)	(325)	(1,808)	(225)	(569)
Other	395	217	72	57	73

Total non-interest income (loss)	(571)	328	(1,305)	319	(55)

NON-INTEREST EXPENSE
Salaries and employee benefits	3,208	3,290	3,236	3,413	3,284
Occupancy and equipment expense	916	934	981	908	950
Impairment of goodwill and other intangible assets	0	0	39,601	0	0
Other expense	2,979	2,287	2,211	1,991	2,194

Total non-interest expense	7,103	6,511	46,029	6,312	6,428

Income (loss) before income tax provision	(13,747)	(9,393)	(44,674)	2,167	(6,945)
Income tax provision (benefit)	(4,672)	(3,144)	(15,267)	747	(2,331)

Net income (loss)	($9,075)	($6,249)	($29,407)	$1,420	($4,614)

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

	Quarter Ended
(Dollars, in thousands except share and per share data)	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Income (loss) from continuing operations	($9,075)	($6,249)	($29,407)	$1,420	($4,614)

Add: Non-recurring merger expenses	12	16	28	13	49
Tax effect	(4)	(5)	(10)	(4)	(17)

After-tax non operating items	8	11	18	9	32

Core operating income (loss)	($9,067)	($6,238)	($29,389)	$1,429	($4,582)

	Quarter Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Core operating income (loss)	($9,067)	($6,238)	($29,389)	$1,429	($4,582)

Add: Amortization of intangible assets	199	198	0	323	322
Add: Impairment of goodwill and intangible assets	0	0	39,601	0	0
Tax effect	(68)	(67)	(13,464)	(110)	(109)

After-tax non operating items	131	131	26,137	213	213

Cash operating income (loss)	($8,936)	($6,108)	($3,252)	$1,642	($4,369)

	Quarter Ended
(Dollars, in thousands except share and per share data)	6/30/2009	6/30/2008

Income (loss) from continuing operations	($9,075)	($4,614)
After-tax non-recurring merger expenses	8	32

Core operating income (loss)	(9,067)	(4,582)
After tax amortization of intangible assets	131	213

Cash operating income (loss)	($8,936)	($4,369)

	Quarter Ended
Basic EPS	6/30/2009	6/30/2008

Income (loss) from continuing operations	($1.19)	($0.57)
After-tax non-recurring merger expenses	$0.00	$0.00

Core operating income (loss)	($1.19)	($0.57)
After tax amortization of intangible assets	$0.02	$0.03

Cash operating income (loss)	($1.17)	($0.54)

	Quarter Ended
Diluted EPS	6/30/2009	6/30/2008

Income (loss) from continuing operations	($1.19)	($0.57)
After-tax non-recurring merger expenses	$0.00	$0.00

Core operating income (loss)	($1.19)	($0.57)
After tax amortization of intangible assets	$0.02	$0.03

Cash operating income (loss)	($1.17)	($0.54)

Weighted average shares outstanding — basic	7,644,207	8,051,037
Weighted average shares outstanding — diluted	7,644,207	8,051,037

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	6/30/2009	6/30/2008

Average GAAP equity	$97,322	$138,002

Goodwill	0	34,039
Other intangible assets	4,315	10,674
Deferred taxes	11,563	(1,099)

	15,878	43,614

Average tangible equity	$81,444	$94,388

	Quarter Ended
	6/30/2009	6/30/2008

Average GAAP assets	$1,066,951	$1,048,423

Goodwill	0	34,039
Other intangible assets	4,315	10,674
Deferred taxes	11,563	(1,099)

	15,878	43,614

Average tangible assets	$1,051,073	$1,004,809

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION

(In thousands)
	June 30
Category	2009	2008

Non-interest bearing
Demand	$83,752	$82,798

Interest bearing

Interest Checking	$106,669	$78,865
Money market	72,394	99,761
Savings	52,017	68,431
Time, under $100,000	221,980	187,628
Time, $100,000 and over	276,355	306,439

	729,415	741,124

	$813,167	$823,922

Dearborn Bancorp, Inc.
Loan Information at June 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$30,270	$29,017	$0	$214	$0	$1,039	$359	$528	$18
Commercial Loans	156,688	131,630	14,346	3,791	0	6,921	4,025	2,301	1,913
Land Development — Residential	48,454	31,199	1,309	240	0	15,706	6,114	5,280	4,103
Land Development — Non Residential	13,405	7,483	0	1,150	0	4,772	1,448	2,356	384
Commercial Construction Loans — Residential	13,125	7,846	99	103	0	5,077	2,345	1,176	2,495
Commercial Construction Loans — Non Residential	22,518	16,336	0	0	0	6,182	869	430	0
Commercial Mortgage Loans	549,275	486,038	30,960	15,969	0	16,308	6,623	3,682	7,789
Residential Mortgages Loans	48,083	46,258	0	220	0	1,605	639	614	732

Totals	$881,818	$755,807	$46,714	$21,687	$0	$57,610	$22,422	$16,367	$17,434

Loan Information at March 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$31,000	$29,664	$0	$208	$0	$1,128	$314	$113	$18
Commercial Loans	161,138	143,349	9,490	2,630	0	5,669	2,712	1,003	2,499
Land Development — Residential	50,028	35,850	0	2,637	0	11,541	6,113	2,881	4,431
Land Development — Non Residential	15,914	8,873	0	0	0	7,041	4,203	197	282
Commercial Construction Loans — Residential	15,687	11,730	0	0	0	3,957	2,237	64	2,785
Commercial Construction Loans — Non Residential	25,716	18,997	0	0	0	6,719	1,494	176	0
Commercial Mortgage Loans	548,692	511,915	10,016	8,649	0	18,112	1,008	2,088	3,708
Residential Mortgages Loans	51,880	49,761	0	1,138	0	981	551	25	901

Totals	$900,055	$810,139	$19,506	$15,262	$0	$55,148	$18,632	$6,547	$14,624

Loan Information at December 31, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$31,864	$30,652	$0	$127	$0	$1,085	$163	$299	$0
Commercial Loans	164,740	156,135	1,985	1,053	254	5,313	1,532	4,187	1,586
Land Development — Residential	54,323	37,044	3,843	0	0	13,436	3,663	2,636	4,089
Land Development — Non Residential	16,094	12,026	0	0	0	4,068	1,922	0	282
Commercial Construction Loans — Residential	17,296	12,524	0	0	0	4,772	1,316	801	1,975
Commercial Construction Loans — Non Residential	25,322	23,706	0	0	0	1,616	1,149	131	0
Commercial Mortgage Loans	571,204	532,977	11,937	5,583	196	20,511	4,509	2,425	1,003
Residential Mortgages Loans	52,426	51,233	0	286	0	907	198	292	722

Totals	$933,269	$856,297	$17,765	$7,049	$450	$51,708	$14,452	$10,771	$9,657

Loan Information at September 30, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$32,472	$30,993	$0	$333	$128	$1,018	$367	$160	$0
Commercial Loans	162,311	152,665	1,934	1,972	93	5,647	1,076	3,094	125
Land Development — Residential	56,878	42,352	4,381	820	0	9,325	4,072	229	4,425
Land Development — Non Residential	17,894	12,295	671	860	0	4,068	1,791	0	343
Commercial Construction Loans — Residential	20,573	12,909	1,168	0	0	6,496	3,069	0	729
Commercial Construction Loans — Non Residential	30,145	23,901	2,558	492	0	3,194	843	58	0
Commercial Mortgage Loans	565,365	533,592	4,616	3,494	2,810	20,853	4,672	185	2,049
Residential Mortgages Loans	53,471	52,172	0	448	110	741	539	184	672

Totals	$939,109	$860,879	$15,328	$8,419	$3,141	$51,342	$16,429	$3,910	$8,343

Loan Information at June 30, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned

Consumer Loans	$33,206	$31,822	$0	$1,007	$216	$161	$339	$165	$70
Commercial Loans	169,956	161,781	1,757	3,583	639	2,196	890	3,096	280
Land Development — Residential	60,170	47,449	2,606	0	693	9,422	5,021	0	1,133
Land Development — Non Residential	21,000	16,261	0	789	0	3,950	1,923	0	343
Commercial Construction Loans — Residential	20,605	13,725	1,080	96	606	5,098	2,780	0	1,227
Commercial Construction Loans — Non Residential	35,087	28,788	3,086	0	0	3,213	1,118	58	0
Commercial Mortgage Loans	549,145	523,047	4,616	5,748	5,021	10,713	4,049	186	2,180
Residential Mortgages Loans	54,466	51,408	0	1,472	144	1,442	518	106	178

Totals	$943,635	$874,281	$13,145	$12,695	$7,319	$36,195	$16,638	$3,611	$5,411